HOWARD
                            CAPITAL APPRECIATION FUND




                        HOWARD CAPITAL APPRECIATION FUND
                        (formerly the Howard Equity Fund)

                                   Prospectus

                                 March 28, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                        HOWARD CAPITAL APPRECIATION FUND


                        45 Rockefeller Plaza, Suite 1440
                               New York, NY 10111
                        Investment Advisor (212) 586-4800
                Shareholder Services: (toll free) (866) 205-0528




TABLE OF CONTENTS


Risk/Reward Summary............................................................4

Performance Information........................................................5

Fees and Expenses of the Fund..................................................6

Principal Investment Strategies................................................7

Principal Risks of Investing in the Fund.......................................9

Management of the Fund........................................................10

Account Information...........................................................10

How to Invest.................................................................11

Earnings and Taxes............................................................16

Financial Highlights..........................................................17

Privacy Notice................................................................18

For More Information..................................................Back Cover

More detailed information on all subjects covered in this Prospectus is contained in the Fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares.





                               RISK/REWARD SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks growth of capital as its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. The Fund focuses on companies in the mid-cap and mid-to-large cap range, although it may invest in companies of any size. Equity securities include common stock, preferred stock, warrants, convertible securities and equity-linked derivatives securities, such as SPDRs and QQQs. The Fund may sell securities short. The Fund may purchase put and call options on securities and securities indices.

The Advisor employs an investment strategy that is neither pure growth nor pure value. The Advisor searches for either growth at a reasonable price or exceptional value with a catalyst present to create a recognition of that value within a reasonable period of time. The Fund is designed to be a core investment and the Fund may hold cash as part of its portfolio composition strategy.

PRINCIPAL RISKS OF INVESTING

You may lose money by investing in the Fund. Other principal risks you should consider include:

o    The stock market goes down;
o Stocks in the Fund's portfolio may not perform well or may not receive favorable market recognition;
o To the extent the Fund owns smaller capitalization companies, these companies involve greater risk than investing in larger capitalization companies;
o The Fund uses derivatives which may lose money if the Advisor's expectation of movements in the securities markets is wrong;
o    The Fund's short selling activities could cause losses; or
o The Fund may use options on securities indices that may be subject to greater fluctuations in value than an investment in the underlying securities.

WHO MAY WANT TO INVEST

The Fund is intended for investors who:

o Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);
o Are diversifying their investment portfolio by investing in a core mutual fund that invests in mid to large cap companies; and/or
o Are willing to accept higher short-term risk in exchange for a higher potential for long-term total return.


                             PERFORMANCE INFORMATION

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average annual total return over time compared with a broad-based market index as well as the Lipper Multi-Cap Growth Fund Index. This past performance will not necessarily continue in the future.


Calendar Year Total Returns

[The following is the bar chart]

1999:   42.09%
2000:  -24.00%
2001:    0.55%

During the period shown in the bar chart, the Fund's highest quarterly return was 25.43% for the quarter ended December 31, 1999 and the lowest quarterly return was -15.23% for the quarter ended December 31, 2000.


Howard Capital Appreciation Fund
Average Annual Total Return
as of December 31, 2001
                                                                 Since
                                                               Inception
                                                 1 Year        (12/29/98)
Return Before Taxes                               0.55%           2.57%
Return After Taxes* on Distributions              0.44%           2.46%
Return After Taxes* on
    Distributions and on Sale of Fund Shares      0.33%           2.05%

S&P 500 Composite Stock Price Index**           -11.87%          -1.02%
  (Reflects no deduction for
    fees, expenses or taxes)
Lipper Multi-Cap Growth Fund Index***           -25.16%          -1.24%
  (Reflects no deduction for
    fees, expenses or taxes)


* After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
** The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to present the broad domestic economy.
*** The Lipper Multi-Cap Growth Fund Index consists of the largest multi-cap growth funds as tracked by Lipper Inc. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings figure, compared to the U.S. diversified multi-cap equity funds universe average. The funds in this Index have similar long-term risk and return characteristics as the Fund.


                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees  (fees paid directly
   from your investment) .......................None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Investment Advisory Fees ......................1.00%
Distribution (12b-1) Fees .....................0.25%
Other Expenses ................................1.17%
                                               -----
Total Annual Fund Operating Expenses...........2.42%
Advisory Fee Waiver and/or Fund
       Expense Absorption#....................(0.47)%
                                               -----
Net Expenses...................................1.95%
                                               =====

# The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.95%. This contract's term is indefinite and may be terminated only by the Board of Trustees. Under limited conditions, the Fund may reimburse the Advisor in future years, if the Advisor waives any of its fees or pays Fund expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year        3 years        5 years      10 years
------        -------        -------      --------
  $198         $612          $1,052        $2,275

                         PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in equity securities of mid to large capitalization companies. Mid to large capitalization companies are those whose market capitalization is at least $1 billion in today's market. Under normal market conditions, the Fund's assets will primarily be invested in equity securities, including common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and equity-linked securities, such as SPDRs and QQQs. If market conditions warrant, up to 20% of the Fund's total assets may be invested in small capitalization stocks. Currently, a small capitalization stock is considered to be one that has a market capitalization of less than $1 billion at the time of investment.


The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. There is the risk that the price of the stock will go up between the time the Fund borrowed and repurchased the stock, which would result in the Fund losing money.

The Fund may invest in Standard & Poor's ("S&P") Depositary Receipts ("SPDRs") and S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), Nasdaq-100 Trust ("QQQs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities.


The Fund may purchase put and call options on securities in which it may invest and on securities indices. The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. The Fund may lose money on the options it the Advisor's expectation of securities market movements is wrong. A securities index, like the S&P 500, measures the movement of a certain group of securities by assigning relative values to the securities included in the index and fluctuating with changes in the market value of the securities in the index. An option on a securities index gives the Fund the right to receive a cash amount equal to the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date multiplied by a fixed multiplier. If a secondary market exists for the option, the Fund may also sell the put or call option prior to its expiration and realize a profit or loss from the sale.

Although not principal investment strategies, the Fund may invest in corporate debt securities and in securities issued by foreign corporations. The Fund may also invest in a money market fund or hold a substantial cash position (e.g. up to 35%) if the Advisor believes that market conditions warrant reduced exposure to stocks, which may result in the Fund not achieving its investment objective.

The Advisor employs an investment strategy that is neither pure growth nor pure value. The Advisor searches for either growth at a reasonable price or exceptional value with a catalyst present to create a recognition of that value in a reasonable period of time.

Growth is gauged by a combination of growth in earnings, operating income and cash flow. The Advisor will not invest in a company solely because of its high growth, but, rather, must have the reasonable expectation that its long-term growth is sustainable and the company is underpriced by the market.

Value is assessed by estimating the intrinsic value of the company in question. Intrinsic value is reached by an in-depth analysis of the assets and liabilities of the company and the franchise value of its operations. Overall, the Advisor looks for companies with a sustainable operating advantage over their competition.

The Fund anticipates that its portfolio turnover rate may exceed 150%. A high portfolio turnover rate (150% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.


At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.


                    PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "Risk/Reward Summary." These risks are discussed in more detail below.

Market Decline - A company's stock price or the overall stock market may experience a sudden decline.

Small Capitalization Stocks - Investing in securities of small capitalization companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Securities of these companies may have limited market liquidity.

Equity-Linked Derivatives - Because the prices of SPDRs, MidCap SPDRs, QQQs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline, that the underlying indices decline or that the financial condition of specific issuers in the underlying indices may become impaired. However, these securities may not fully replicate the performance of the underlying indices. In addition, because these securities will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices.

Short Sales - The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain realized will be decreased and the amount of any loss will be increased by any dividends or interest the Fund may be required to pay in connection with the short sale.

Options Risk - Options transactions involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between those markets. A given hedging transaction may not achieve its objective, resulting in possible losses. Decisions as to whether and when to use options involve the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. Options markets may not be liquid in all circumstances and the Fund may not be able to complete or neutralize an options transaction in the manner desired.

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The registered investment advisor of the Fund is Howard Capital Management, 45 Rockefeller Plaza, Suite 1440, New York, NY 10111. The Advisor has provided asset management services to individual and institutional investors since 1974.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended November 30, 2001, the Advisor received advisory fees of 0.53% of the Fund's average daily net assets, net of waiver.

THE PORTFOLIO MANAGERS

Mr. Jonathan Foster and Mr. Anthony Orphanos are principally responsible for the portfolio management of the Fund. Mr. Foster has been President of the Advisor since joining the firm in 1994. Prior to that, Mr. Foster was President of Jonathan Foster & Co., LP from 1987 to 1994. Mr. Orphanos has been Senior Managing Director of the Advisor since joining the firm in 1998. Prior to that, Mr. Orphanos was Managing Director at Warburg Pincus Asset Management from 1977 to 1998.

                               ACCOUNT INFORMATION

HOW THE FUND'S SHARES ARE PURCHASED

Shares are priced at net asset value ("NAV"). The NAV is calculated by adding the value of all securities and other assets of the Fund, subtracting the liabilities and dividing the net amount by the number of outstanding shares. In calculating the NAV, the Fund's securities are valued using current market value, if available. Securities for which market quotations are not readily available are valued at their fair market value determined in good faith by or under the supervision of the Board of Trustees of Advisors Series Trust.

WHEN THE FUND'S SHARES ARE PRICED

The NAV is calculated after the close of trading on the New York Stock Exchange ("NYSE"), every day that the NYSE is open. Generally, the NAV is not calculated on days that the NYSE is closed for trading. If the Fund receives your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 p.m., Eastern time, on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV calculated after receipt of your order. For further information, please see the section, "How to Invest" and the SAI.

                                  HOW TO INVEST

OPENING A NEW ACCOUNT

You may purchase shares of the Fund by mail, by wire or through your investment broker. An Account Application accompanies this Prospectus. Please use the Account Application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund (toll-free) at (866) 205-0528.

PURCHASING SHARES BY MAIL

If you are making your first investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "Howard Capital Appreciation Fund") to:


        Howard Capital Appreciation Fund
        c/o U.S. Bancorp Fund Services, LLC
        P.O. Box 701
        Milwaukee, WI  53201-0701


If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:


        Howard Capital Appreciation Fund
        c/o U.S. Bancorp Fund Services, LLC
        615 East Michigan Street, 3rd Fl.
        Milwaukee, WI 53202


PURCHASING SHARES BY WIRE

To order by wire, you must have a wire account number. Please call the Fund (toll-free) at (866) 205-0528 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Account Application.

Once you have the account number, your bank or other financial institution may send the wire to the Fund's Custodian with the following instructions:

U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH, 45202
ABA #042000013
Credit:  U.S. Bancorp Fund Services, LLC
         A/C #112-952-137
FFC:     Howard Capital Appreciation Fund
         Shareholder Registration
         Shareholder Account Number (if known)

Your bank or financial institution may charge a fee for sending the wire to the Fund.

PURCHASING THROUGH AN INVESTMENT BROKER

You may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.

Please contact your broker to see if they are an approved Broker of the Fund for additional information.

MINIMUM INVESTMENTS

Your initial purchase must be at least $1,000. However, if you are purchasing shares through an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan, as described below, your initial purchase must be at least $500. Exceptions may be made at the Fund's discretion.

ADDITIONAL INVESTMENTS

Additional purchases may be made for $100 or more. Exceptions may be made at the Fund's discretion. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above under the headings "Purchasing Shares by Wire" or "Purchasing Through an Investment Broker."

AUTOMATIC INVESTMENT PLAN

You may make regular monthly investments in the Fund using the Automatic Investment Plan. You may arrange for your bank or financial institution to transfer a predetermined amount (but not less than $100). When the Fund receives the transfer, it will invest the amount in additional shares of the Fund at the next calculated net asset value. You may request an Application for the Automatic Investment Plan by calling the Fund (toll free) at (866) 205-0528. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

OTHER POLICIES

The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding.

                               SELLING YOUR SHARES

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

SELLING YOUR SHARES BY MAIL

You may redeem your shares by sending a written request to the Fund. You must give your account number and state the dollar amount or the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:

        Howard Capital Appreciation Fund
        c/o U.S. Bancorp Fund Services, LLC
        P.O. Box 701
        Milwaukee, WI  53201-0701

If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payment of proceeds for up to seven days as permitted by Federal securities laws.

SELLING YOUR SHARES BY TELEPHONE

If you completed the "Redemption by Telephone" section on the Account Application, you may sell your shares by calling the Shareholder Servicing Agent (toll free) at (866) 205-0528. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Account Application. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for retirement plan accounts.

The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not a notarization). The Fund may modify or terminate your telephone privileges after giving you 60 days' notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

PAYMENT OF REDEMPTION PROCEEDS

Redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets the requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with SEC rules. If you made your initial purchase by wire, payment of your redemption proceeds for those shares will not be made until one business day after the completed Account Application is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

AUTOMATIC WITHDRAWAL PLAN

You may request that a predetermined amount be sent to you each month or quarter. Your account must have a value of at least $10,000 for you to be eligible to participate in the Automatic Withdrawal Plan. The minimum withdrawal is $50. You may request an Application for the Automatic Withdrawal Plan by calling the Fund (toll-free) at (866) 205-0528. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of managing small accounts, if the value of your account falls below $1,000, the Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees believes this policy to be in the best interests of all shareholders.

                               EARNINGS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

TAXES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Fund to pay the Advisor, as Distribution Coordinator, for the sale and distribution of its shares at an annual rate of 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.



                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the Fund's financial statements are included in the Fund's annual report which is available upon request.

For a share outstanding throughout each period


--------------------------------------------------------------------------------------------
                                                    Year Ended   Year Ended    Dec. 29, 1998*
                                                     Nov. 30,     Nov. 30,       Through
                                                       2001        2000++      Nov. 30, 1999
---------------------------------------------------------------------------------------------

Net asset value, beginning of period                    $10.73        $12.04      $10.00
                                                        ------        ------      ------

Income from investment operations:
  Net investment income/(loss)                           (0.02)        (0.04)       0.00
  Net realized and unrealized gain/(loss) on
  investments                                             0.39         (1.27)       2.04
                                                          ----        ------        ----
Total from investment operations                          0.37         (1.31)       2.04
                                                          ----        ------        ----
Less distributions:
  From net investment income                              0.00**        0.00**      0.00
  From realized gain from security transactions          (0.12)         0.00        0.00
                                                        ------          ----        ----
Total distributions                                      (0.12)         0.00        0.00
                                                        ------          ----        ----
Net asset value, end of period                          $10.98        $10.73      $12.04
                                                        ======        ======      ======

Total return                                              3.50%       (10.86%)     20.40%++


Ratios/supplemental data:
Net assets, end of period (thousands)                  $11,304       $13,835      $9,992

Ratio of expenses to average net assets:
 Before expense reimbursement                             2.42%         2.01%       4.39%+
 After expense reimbursement                              1.95%         1.95%       1.95%+

Ratio of net investment (loss)/income to average
 net assets
   After expense reimbursement                           (0.17%)       (0.26%)      0.07%+

Portfolio turnover rate                                 187.57%       181.51%     211.31%

-------------------------------------------------- ------------ -------------- ------------


*    Commencement of operations.
**   Amount  distributed  represents  less  than  one-half  cent  per  share.
+    Annualized.
++   Not annualized.
++   Computed using average shares outstanding.



                                 PRIVACY NOTICE

Howard  Capital   Appreciation   Fund,  Howard  Capital  Management  and  Quasar
Distributors, LLC collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.


We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.



                                     Advisor
                            Howard Capital Management
                        45 Rockefeller Plaza, Suite 1440
                               New York, NY 10111
                                 (212) 586-4800

                                   Distributor
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    Custodian
                         U.S. Bank, National Association
                                425 Walnut Street
                              Cincinnati, OH 45202

                           Shareholder Servicing Agent
                         U.S. Bancorp Fund Services, LLC
                        615 East Michigan Street, 3rd Fl.
                               Milwaukee, WI 53202
                                 (800) 576-8229

                         Independent Public Accountants
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                           55 Second Street, 24th Fl.
                          San Francisco, CA 94105-3441





                        Howard Capital Appreciation Fund
                 a series of Advisors Series Trust (the "Trust")


For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:


                        Howard Capital Appreciation Fund
                       c/o U.S. Bancorp Fund Services, LLC
                        615 East Michigan Street, 3rd Fl.
                               Milwaukee, WI 53202
                                 (866) 205-0528


You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

               (The Trust's SEC Investment Company Act file number is 811-07959)